UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 7, 2005


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its chapter)


        Nevada                         000-22855                 95-4780218
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation                  File Number)           Identification No.)


       12224 Montague Street
            Pacoima, CA                                            91331
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (818) 899-4686


                                       N/A
          (Former name or former address, if changed since last report)

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

On July 5, 2005, Ken Lew submitted his resignation as a director effective immediately and as Chief Financial Officer effective July 20, 2005 of American Soil Technologies, Inc. (the "Company"). There were no disagreements between Mr. Lew and the Company. The Board of Directors of the Company accepted Mr. Lew's resignations. The Board of Directors then elected Carl Ranno to act as Chief Financial Officer of the Company until a new Chief Financial Officer can be located and elected.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2005                   AMERICAN SOIL TECHNOLOGIES, INC.



                                      By: /s/ Carl P. Ranno
                                         --------------------------------------
                                         Carl P. Ranno
                                         Chief Executive Officer, President,
                                         Chief Financial Officer